Filed pursuant to Rule 497(e)
Registration Nos. 811-21079; 333-86348

HATTERAS ALTERNATIVE MULTI-MANAGER FUND
a series of Trust for Advisor Solutions

August 31, 2016

Supplement to the
 Summary Prospectus dated July 1, 2016
and the
Prospectus and Statement of Additional Information (“SAI”)
 each dated April 29, 2016, as previously supplemented

On August 30, 2016, the Board of Trustees (the “Board”) of Trust for Advisor Solutions (the “Trust”) approved a plan to liquidate the Hatteras Alternative Multi-Manager Fund (the “Fund”), a series of the Trust, on or about September 9, 2016 (the “Liquidation Date”).

Effective immediately, the Fund will no longer pursue its investment objective and is closed to new purchases. The Fund will begin liquidating its portfolio and will invest in cash and cash equivalents, such as money market funds, until all shares have been redeemed. Prior to the Liquidation Date, any capital gains will be distributed as soon as practicable to shareholders in the form of reinvestment in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

Prior to the Liquidation Date, you may redeem your shares, including reinvested distributions, in accordance with the Fund’s Prospectus. As is the case with any redemption of Fund shares, redemption proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account, such as an IRA or 401(k), the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE FUND’S LIQUIDATION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS, SUBJECT TO ANY REQUIRED WITHHOLDINGS, WILL BE SENT TO THE ADDRESS OF RECORD.  IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 877.569.2382.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.